MORGAN STANLEY CAPITAL I INC ABS-15G

EXHIBIT 99.5

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Digital Risk, LLC (“Digital Risk”), a third party due diligence provider, performed the review described below on behalf of its client, Morgan Stanley Mortgage Capital Holdings LLC and/or its affiliates. The review included a total of 24 a review of Non-Performing and Re-Performing loans, in connection with the securitization identified as MSRM 2024-RPL1 (the “Securitization”). The review began on December 27, 2019, and concluded on February 7, 2020.

Scope of Review

Credit Review

Digital Risk performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	Guideline Review

i.	Income / Assets

●	Validate borrower(s) monthly gross income

●	Validate funds required to close, required reserves

●	Review file documentation for required level of income and asset verifications

ii.	Employment Status

●	Review file documentation for required level of employment

iii.	Monthly Mortgage Payment

●	Confirm program, qualifying rate, terms

iv.	Simultaneous Loans

●	Validate all concurrent loans are included in the DTI

v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.

●	Validate subject loan monthly payment (PITI) and associated obligations

vi.	Debts / Obligations

●	Validate monthly recurring liabilities

vii.	DTI and/or Residual Income

●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

●	Review credit report for credit history and required credit depth including any / all inquiries

●	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d	Validation through third party resource of the subject properties most recent twelve (12) month sales history
e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review Scope.

Digital Risk performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following: Review of the Final TIL/CD for the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
c.	Tolerance Testing

i.	Compare Loan Estimate and Closing Disclosures

ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy
e.	Recalculation of APR and Finance Charge
f.	Testing of:

i.	Federal High Cost Mortgage provisions

ii.	Federal Higher Priced Mortgage Loans provisions

iii.	Local and/or State Anti-predatory and High Cost provisions

iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

i.	Service Provider List

ii.	Home Ownership Counselling Disclosure

iii.	ARM Disclosure

h.	Compliance with QM as it relates to – (does not apply, Non-QM Pool)

i.	APR Test

ii.	Points & Fees Test

iii.	Prepayment Penalty Test

iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review

i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents
k.	Check the Loan participants against the exclusionary list provided by client or by the purchaser of the Loan(s)
l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Digital Risk are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Digital Risk is relying in reaching such findings.

Valuation Review

Digital Risk performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Digital Risk will alert client.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.

c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation products (CDA’s) were obtained to confirm the value was supported within 10% tolerance. This population was obtained by the client and ordered by Digital Risk.

Digital Risk applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

Data Discrepancy Report

As part of the Credit and Compliance Reviews, Digital Risk captured data from the source documents and compared it to a data tape provided by Client. Digital Risk provided Client a Data Discrepancy Report which shows the differences between the tape data and the data captured by Digital Risk during the diligence process. Tape values that are blank indicate that the data was not provided on the provided data tape but Digital Risk captured it during the review. The percentages are based on a population of 24 loans where data validation was completed. The table below reflects the discrepancies inclusive of the blank data fields:

Fields Reviewed	Discrepancy Count	Percentage
Amortization Term in Months	1	4.17%
Loan Purpose	2	8.33%
Origination/Note Date	15	62.50%
Originator Back-End DTI	1	4.17%
Property Type	5	20.83%
The Original Principal and Interest Payment Amount	1	4.17%

Summary of Results

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	15	$4,655,850.00	62.50%
Event Grade B	5	$1,555,400.00	20.83%
Event Grade C	4	$923,800.00	16.67%
Event Grade D	0	$0.00	0.00%
Total Sample	24	$7,135,050.00	100.00%
Credit Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	23	$6,925,050.00	95.83%
Event Grade B	1	$210,000.00	4.17%
Event Grade C	0	$0.00	0.00%
Event Grade D	0	$0.00	0.00%
Total Sample	24	$7,135,050.00	100.00%
Compliance Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	19	$5,601,850.00	79.17%
Event Grade B	5	$1,533,200.00	20.83%
Event Grade C	0	$0.00	0.00%
Event Grade D	0	$0.00	0.00%
Total Sample	24	$7,135,050.00	100.00%
Valuation Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	20	$6,211,250.00	83.33%
Event Grade B	0	$0.00	0.00%
Event Grade C	4	$923,800.00	16.67%
Event Grade D	0	$0.00	0.00%
Total Sample	24	$7,135,050.00	100.00%

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan complies with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan complies with all material applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The valuation methodology complies with applicable underwriting guidelines and the value is supported within 90% of the original appraisal by the first third party valuation product. The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B

The valuation methodology does not meet applicable published guidelines for the program.

The value is not supported within 90% of the original appraisal by the first third party valuation product but a second third party valuation product is provided and does support original appraised value within 90%.

The value is not supported within 90% of the original appraisal by the first third party valuation product; a second third party valuation product is provided and does not support the original appraised value within 90%; a third party value reconciliation product is then provided which reconciles the appraisal, first, and second valuation products, and supports within 90% of the appraisal. When a reconciliation supports the appraisal, first and second valuation products the lower of the appraised value and reconciliation will be used to establish lending value.

The appraisal was performed on an "as-is" basis and the property is complete and habitable.  The appraiser was appropriately licensed and used GSE approved forms.

C	The valuation methodology does not meet every applicable published guideline for the program. The value is not supported within 90% of the original appraisal by any of the third-party valuation products or the reconciliation.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.